
SYNERGY
RESOURCES CORPORATION
Corporate Presentation
November 2013
NYSE MKT: SYRG

Important Cautions Regarding Forward Looking Statements

This presentation may contain forward-looking statements, within the meaning of the Private Securities Litigation Reform Act of 1995. The use of words such as "believes," "expects," "anticipates," "intends," "plans," "estimates," "should," "likely" or similar expressions, indicates a forward-looking statement. These statements are subject to risks and uncertainties and are based on the beliefs and assumptions of management, and information currently available to management. The actual results could differ materially from a conclusion, forecast or projection in the forward-looking information. Certain material factors or assumptions were applied in drawing a conclusion or making a forecast or projection as reflected in the forward-looking information. The identification in this press release of factors that may affect the company's future performance and the accuracy of forward-looking statements is meant to be illustrative and by no means exhaustive.

All forward-looking statements should be evaluated with the understanding of their inherent uncertainty. Factors that could cause the company's actual results to differ materially from those expressed or implied by forward-looking statements include, but are not limited to: the success of the company's exploration and development efforts; the price of oil and gas; the worldwide economic situation; changes in interest rates or inflation; the ability of the company to transport gas; willingness and ability of third parties to honor their contractual commitments; the company's ability to raise additional capital, as it may be affected by current conditions in the stock market and competition in the oil and gas industry for risk capital; the company's capital costs, which may be affected by delays or cost overruns; costs of production; environmental and other regulations, as the same presently exist or may later be amended; the company's ability to identify, finance and integrate any future acquisitions; and the volatility of the company's stock price.

Executives & Management Team

SYNERGY RESOURCES CORPORATION

Edward Holloway, President & CEO
Ed has been President & CEO of Synergy since 2008. He has spent the past 32 years as an executive of oil and gas companies focused on the Wattenberg Field in the D-J Basin. He has built three companies in that time and sold each of them to larger, public companies. He is a past board member of the Denver Julesburg Petroleum Association and past president of the Colorado Oil and Gas Association.

William Scaff, Jr., Executive Vice President
Bill has been the co-executive leader of Synergy since 2008. He also has over 30 years of experience in the oil and gas industry. First as an Area Manager with Dresser Industries and then as a Regional Manager with Total Petroleum. He has been partners with Ed Holloway since 1985, and is a Board Trustee of Colorado/Wyoming Petroleum Marketers Association.

Frank (Monty) Jennings, Chief Financial Officer
Monty has over 20 years of accounting and finance experience, including oil & gas drilling, services, exploration and production. He joined Synergy full time in March 2011 after five years as CFO of Gold Resource Corporation (NYSE Amex: GORO), 10 years as CPA with Price Waterhouse Coopers in Houston, and 4 years as audit manager with The Walt Disney Companies. He received his MBA from Indiana University.

Craig Rasmuson, Vice President, Operations & Production
Craig joined Synergy in September 2008. His duties vary from overseeing the daily drilling and completion operations to organizing all field operations and coordinating all state and municipal permitting for our operations. He represents us in various capacities such as City and Town Council meetings and landowner leasing and surface use execution. He has worked in the DJ Basin since 2006.

Ron Morgenstern, Vice President of Land & Business Development
Ron joined Synergy in the spring of 2013, and has over 30 years of experience involving all phases of land and management of lease assets in various basins in the Rocky Mountains including the Williston, Powder River and DJ basins. For the past 11 years he was the Senior Landman for Bill Barrett Corporation, a Denver based oil and gas company, with significant operations in the DJ Basin.

Jon Kruljac, Vice President, Capital Markets & Investor Relations
Jon has been focused on small cap, Rocky Mountain based oil and gas companies since 1991 as an institutional salesman, energy investment banker and investor relations consultant. He began working with Synergy in 2009 assisting the company in accessing the capital markets and interfacing with Wall Street and our shareholders, and joined Synergy full time in March 2013.

Our Leased Acreage *

SYNERGY
RESOURCES CORPORATION

- Area #1 All of our current wells both vertical and horizontal are in the oil and high-liquids portion of the Wattenberg Field (Niobrara/Codell/J-Sand formations)
- Area #2 Northern D-J Basin acreage is highly prospective for horizontal Niobrara and horizontal Greenhorn
- Area #3 Eastern Colorado Proven dry gas field, economic @ $4/mcf
- Area #4 Nebraska acreage flanks the Central Kansas Uplift; highly prospective for Mississippian and Pennsylvanian formations



#2 Northern D-J Basin
(Wattenberg Extension Area)
20,040 net (high liquids)
#4 Nebraska
125,400 net (oily)
#1 Greater
Wattenberg Area, CO
~22,000 net
(high liquids)
#3 Eastern Colorado
56,000 net (dry gas)
Garden
Keith
Deuel
Sedgwick
Perkins
Nebraska
Chase
Hayes
Dundy
Weld
Morgan
Washington
Yuma
Adams
Colorado
Kansas

* All lease acreage calculations are approximate

Fiscal 2014 Drilling Budget and Summary Sources & Uses

SYNERGY RESOURCES CORPORATION

Synergy Fiscal 2014 Drilling Program Ending 8/31/2014

	Net Operated	Net Non-Operated	Total Net Wells	Well Cost Operated ($MM)	Well Cost Non-Operated ($MM)	Drilling Budget ($MM)
Wattenberg Field						
Horizontal	24	5	29	$4.0	$4.5	$118.5
Vertical	6	0	6	0.665	0	4
Total	**30**	**5**	**35**			**$122.5**

Fiscal 2014 Sources & Uses Ending 8/31/2014

Sources ($MM)		
Cash and Equivalents		70
Estimated Cash Flow From Operations		87.5
Total Sources	**$**	**157.5**

Uses ($MM)		
Operated Horizontal Wells	$	96
Non-Operated Horizontal Wells		22.5
Vertical Wells		4
Acquisitions		30
Land Leasing		5
Total Uses	**$**	**157.5**

Strengths of the Wattenberg Field

SYNERGY RESOURCES CORPORATION

- Wattenberg Field is highly defined by over 17,000 vertical wells drilled since the 1970's
- Synergy has successfully completed 100% of its wells in the Wattenberg Field
- Significant upside potential: Multiple pay zones with horizontal wells targeting the Niobrara A, B, & C Benches and Codell formation
- 50 to 100% Internal Rates of Return from Horizontal wells(1)
- Long life production and reserves: 30+ years
- Low lifting costs: $4.42/BOE (12 mos. Ended 8/31/13)
- Takeaway capacity: Expanding in Rocky Mountain Region



SUSSEX
SHANNON
NIOBRARA
A-BENCH
B-BENCH
C-BENCH
CODELL
GREENHORN
J-SAND
3,600'
4,500'
4,800'
7,000'
7,300'
7,500'
7,800'
8,000'

> ***"We call it the 'magic of the short-cycle oil in the U.S. onshore.' It is the best you can get. If we could find 20 more Wattenbergs, we would probably quit drilling anything else."***
>
> \- John Ford, Manager of Wattenberg Field for Anadarko, Oil & Gas Investor, 3/12

(1) IRRs are management estimates and are derived from operating experience, offset operator activity, and other published industry information

Horizontal Drilling Expands Opportunity

- Advent of horizontal drilling has led to:
  - Enhanced recovery of oil in place by 3 to 6 fold over vertical drilling
  - Increased production
  - Reduced costs
  - Mitigated environmental impact
- Renfroe Pad began producing in Sept. 2013. The 5 wells are comprised of 3 Niobrara B and 2 Codell wells
- In fiscal 2013 participated as a non-operator in 20 horizontal wells in the Wattenberg Field and 1 Niobrara B well in the Northern DJ (avg. working interest ~ 16%)
- Have received over 80 additional notifications for horizontal wells from other operators of which we have received 16 AFEs with average working interest of ~9%

Horizontal Drilling Allows Multiple Wells on a Single Pad that Reach Multiple Zones



Single Pad
Niobrara A
Niobrara B
Niobrara C
Codell
Greenhorn
J-sand

Greater Wattenberg Acreage Lease Map*



Greater Wattenberg Area
WELD
Noble+
Encana+
Anadarko+
Synergy Land Legend
Synergy Land
Orr Acquisition
Acquisition #1 - August 2013
Acquisition #2 - September 2013
Synergy Existing Lease Hold in Orange
SYNERGY

** Pro-forma for pending acquisitions in yellow and green* *+ Offset operator areas illustrate focused areas of operations, not entire lease hold*

First Operated Horizontal Well Pads

SYNERGY RESOURCES CORPORATION

1. Renfroe Pad – operated 5 well pad with ~99% W.I. (first production commenced September, 2013) 3 Niobrara B and 2 Codell wells
2. Leffler Pad – operated 6 well pad with ~99% W.I. (drilling completed 11/4/13) 5 Niobrara B wells and 1 Codell well



Synergy Land Legend
Lease Hold
WELD



PDC
PDC
PDC
PDC
PDC
Noble
Future Long
Lateral
Development
Hwy 14
Hwy 85
7N66W
7N65W
1
2
N
1" = 5000 Feet
0 2500 5000 10,000

Renfroe Pad Initial Production Results

- 30-day average production rate for 2 Codell wells 518 BOED, 75% oil
- 30-day average production rate for 3 Niobrara B Wells 440 BOED, 70% oil
- Company estimates total well cost will be under $4MM per well



Wattenberg Midstream Ramp-Up

SYNERGY RESOURCES CORPORATION

DCP Expansion Projects

Current Capacity: 555 MMcf/day

Project	Status	Capacity
O'Connor Plant Upgrades & Expansion	**2013** Began Operating October, 2013	50 MMcf/d Expansion
Lucerne Plant 2 Additional Boosters	**Q1 2015** Permits Submitted	230 MMcf/d
Plant 10 Additional Boosters	**2015** Permits Submitted	230 MMcf/d

140% Capacity Increase

Future Capacity: 1,065 MMcf/d

Additional NGL Capacity

Front Range NGL pipeline expected to add 150-230 Mbo/d – Mont Belvieu access November 2013

Wattenberg Extension Area in the Northern DJ Basin Overview (20,040 Net Acres) [1]

SYNERGY RESOURCES CORPORATION

Synergy operated vertical well
100% working interest
currently being evaluated

Participating with Noble on horizontal Niobrara well
Participating with Carrizo on 4 extended laterals

Synergy operated D-Sand test well
to be drilled in early 2014
35% working interest


Synergy Land Legend
Lease Hold
WELD

Whiting Red Tail Project Razor Well
IP: 861 Boe/d
From Niobrara B

EOG &
Other Operators

Noble - East Pony
Drilled 3 wells on 80 acre spacing
30-day IP: 720 Boe/d
EURs: 345,000 Boe

Whiting acreage acquisition 32,000 net acres announced
August 2013

Bill Barrett Corporation
39,920 net acres

Bonanza Creek
Hog Farm Purchase
$10,640 / net acre

1. *All offset operator data sources from published presentations and acreage positions reflect approximations.*

Production Growth and Resource Potential*

* Management believes the Wattenberg Field acreage will support between 16 and 26 horizontal wells per 640 acres on a fully developed basis and have used a mid-point of 21 wells for illustrative purposes

Annual Daily Net Production (BOE/d)


2500
2000
1500
1000
500
0
122
452
1,152
2,117
2010
2011
2012
2013

Proved Reserves (8/31/2013) and Unrisked Potential


200
180
160
140
120
100
80
60
40
20
-
Proved + Unrisked Potential: 199.5 Mmboe
Northern Extension
22.5
Codell
42.0
C Bench
32.5
A Bench
15.9
B Bench
72.8
13.8
13.8
Proved (Mmboe)
Total Upside

Proved Reserves: 13.8 Mmboe (8/31/2013) & Total Unrisked Potential of 185.7 Mmboe

Project Area	Wells Per 640 DSU	Net Acres	Well Spacing (Acres)[1]	Total Potential Wells	NRI	NRI Wells	Per Well EUR (Mboe)[1]	Total Unrisked Potential (Mmboe)
Wattenberg Field (4,500 ft. Laterals)								
Niobrara B Bench - Hz	9	20,000	71	281	80%	224	325	72.8
Niobrara A Bench - Hz	2	20,000	320	62	80%	49	325	15.9
Niobrara C Bench - Hz	4	20,000	160	125	80%	100	325	32.5
Codell - Hz[2]	6	15,000	106	140	80%	112	375	42.0
Total Wattenberg Field Potential				**608**				**163.2**
Northern Extension (4,500 ft. laterals)								
Niobrara - Hz	4	20,040	160	125	80%	100	225	22.5
Total Potential				**733**				**185.7**

(1) EURs and unrisked potential are management estimates based on experience in Wattenberg and publicly available information from other industry participants.

(2) Codell net acres subtracts net vertical wells already drilled on 20 acre spacing.

1P Reserve Growth by Year (PV-10)


Total 1P PV-10
$236 Million
$250M
$200M
$150M
$100M
$50M
$0M
8/31/10
BOEs ~1.4M
8/31/11
BOEs ~4.4M
8/31/12
BOEs ~10.7M
8/31/2013
BOEs ~13.8M
PDP
PDNP
PUD
78% of PV-10 value is currently oil weighted

PV-10 Reserve Report (Ryder Scott 3rd Party Reserve Engineers)

Revenue and EBITDA Growth

SYNERGY RESOURCES CORPORATION



Revenue Mix: 79% Oil, 7% NGL, 14% Gas*
$16M
$14M
$12M
$10M
$8M
$6M
$4M
$2M
$0M
Oil
NGL
Gas
1Q Nov-11
2Q Feb-12
3Q May-12
4Q Aug-12
1Q Nov-12
2Q Feb-13
3Q May-13
4Q Aug-13



Revenue & Adjusted EBITDA
($ Millions)
Revenues
Adj. EBITDA
$10.0M
$6.3M
63%
$25.0M
$18.3M
73%
$46.2M
$33.8M
73%
FY 2011
FY 2012
FY 2013

Average Sales Price per Quarter

Fiscal Quarters	1Q Nov-11	2Q Feb-12	3Q May-12	4Q Aug-12	1Q Nov-13	2Q Feb-13	3Q May-13	4Q Aug-13
Oil (Bbls)	$ 83.03	$92.33	$91.21	$82.89	$81.03	$84.20	$83.98	$92.32
Gas & Liquids (Mcf)	$ 5.23	$4.09	$3.62	$2.82	$4.27	$4.77	$4.76	$5.06
NGL Premium (%)	41%	41%	48%	15%	35%	32%	34%	39%

* MRQ = Most Recent Quarter

Key Stats: SYRG (NYSE MKT)

SYNERGY RESOURCES CORPORATION

Stock Price *(10/31/13)*	*$10.36*
52 Week High/Low	*$11.40-$3.27*
Shares Outstanding *(10/31/13)*	*74 M*
Public Float	*56 M*
Warrants Outstanding *(10/31/13)*	*4.7 M*
Options Outstanding *(10/31/13)*	*1.8 M*
Avg. Daily Vol. *(3 month)*	*611,000*
Market Capitalization	*$766 M*
Institutional Holdings	*40%*
Insider Holdings, est.	*16%*
Total Capital Raised *(net)*	*$180 M*

Revenue *(ttm)*	*$46.2 M*
Net Income *(ttm)*	*$9.6 M*
EPS *(ttm)*	*$0.16*
Cash & STI *8/31/13*	*$ 79.5 M*
Total Assets *8/31/13*	*$291.2 M*
Long Term Debt *8/31/13*	*$37 M*
Current Credit Facility	$150 M
Borrowing Base	*$75.0 M*
Fiscal 2014 CAPEX	*$157 M*
Founded	*2008*
Fiscal Year End	*August 31*

Sources: Capital IQ, SEC, Thomson Reuters, Company estimates

ttm = trailing twelve months

STI= short term investments

Company Highlights & Key Takeaways

SYNERGY RESOURCES CORPORATION

Fully Funded 2014 CAPEX Budget	Fiscal 2014 budget of ~$157.5 million to drill/participate in horizontal and vertical wells, additional lease hold, and acquisitions in the Wattenberg Field is fully funded with cash on hand and projected free cash flow from revenues.
Significant Exposure to Wattenberg Field	~22,000 net acres in the oil and liquids portion of the Wattenberg Field in Weld County, CO. 608 net total locations - 163 Mmboe of un-risked potential(1). 44 horizontal permits approved and 27 currently in process.
Upside from Wattenberg Extension Area	~20,040 net acres in the Wattenberg Extension area in the Northern DJ Basin provides additional +125 net total locations and +22.5 Mmboe of un-risked potential(1)
Liquid Balance Sheet with Low Debt Level	Borrowing base increased to $75 million from $47 million on 6/4/13. Current liquidity of $38 million(2) on borrowing base as of August 31, 2013. Total current assets of $92 million as of August 31, 2013.
Operational Control	To date, operated 80% of our Wattenberg Field wells. Allows for control over timing and production, operating, and administrative costs.
Experienced Management Team	Senior management has an average of 30+ years of Wattenberg experience and have owned and operated over 300+ DJ Basin wells. Management and Directors own ~16%(3) of the Company including options.

1. Management estimates. Derivation of unrisked potential provided on slide 13.   2. $37 million outstanding as of 8/31/13.   3. Pro forma for recent equity offering.

Appendix

Nebraska Acreage Multiple Stacked Play

SYNERGY RESOURCES CORPORATION

- 123,000 net acres in Nebraska that is highly prospective for Upper Pennsylvanian, Cherokee and Mississippian Lime
- 3D Seismic application to vertical drilling is yielding strong results for numerous private and public E&P companies
- Multiple stacked oil play
- Synergy has long term leases (7+ years average remaining term)
- Majors pursuing acres: i.e., Apache Corp. (NYSE:APA) acquired 580,000 net acres in SW Nebraska & Kansas



Nebraska
Colorado
Chase County, NE
48,321 net (oily)
Hayes County, NE
43,920 net (oily)
Dundy County, NE
23,751 net (oily)
Hitchcock County,
NE 2,492 net (oily)
Kansas

Multiple Stacked Play

Type Log



Pennsylvanian
Upper
Shawnee Group
Douglas Group
Lansing Group
Kansas City Group
Middle
Marmaton Group
Cherokee Group
Mississippian
Meramecian
Osagean
Kinderhookian
Ordovician
Viola
Simpson Group
Arbuckle Group
Cambrian
Basal Sand
Granite Wash
Precambrian
Upper Penn
Cherokee
Mississippian
Lime

Capitalization

- Shares Outstanding: 74 M
- Warrants Outstanding:

  4.7 M @ $6, expiring on 12/31/14

  Management and Employee Options Outstanding:

  As of 8/31/2013 1.8 M shares with an average price of $4.88

  Current Public Float: ~ 56 M shares
- Management, Insider Ownership: ~16%
- Institutional Ownership: ~ 40%

2014 CAPEX Budget

SYNERGY RESOURCES CORPORATION

- Total CAPEX Budget of $157.5 million
  - $96 million to drill 24 net new horizontal wells as operator
  - $22.5 million to participate in 5 net non-operated horizontal wells
  - $4 million for 6 operated vertical wells
  - $30 million for acquisitions
  - $5 million for land leasing
- CAPEX will be funded with cash on hand and cash flow from operations

Hedging Summary

SYNERGY RESOURCES CORPORATION

- The company's commodity derivative contracts as of July 15, 2013 are summarized below:

2013 Hedges

Contract Type	Counterparty	Quantity (BbL/Month)	Quantity (BbL/d)	Strike Price	Term
Swap	BP Energy Company	3,014	100	$ 91.70	Jan 1, 2013 - Dec 31, 2013
Swap*	BP Energy Company	6,000	200	$ 96.35	Mar 1, 2013 - Dec 31, 2013
Swap	BP Energy Company	8,000	267	$ 94.45	May 1, 2013 - Dec 31, 2013
Swap	BP Energy Company	15,000	484	$ 98.00	Sept 1, 2013 - Dec 31, 2013
Collar	BP Energy Company	3,014	100	$87.00-$102.50	Feb 1, 2013 - Dec 31, 2013
	Total Bbls Hedged 2013	35,028	1,151		
	Average 2013 Swap Price	$ 95.13			
	Weighted Average 2013 Swap Price	$ 95.66			

2014 Hedges

Contract Type	Counterparty	Quantity (BbL/Month)	Quantity (BbL/d)	Strike Price	Term
Swap	BP Energy Company	1,840	61	$ 90.80	Jan 1, 2014 - Dec 31, 2014
Swap	BP Energy Company	2,000	68	$ 90.11	Jan 1, 2014 - Dec 31, 2014
Swap	BP Energy Company	5,000	167	$ 90.50	Jan 1, 2014 - Dec 31, 2014
Swap	BP Energy Company	15,000	484	$ 98.00	Jan 1, 2014 - Feb 28, 2014
Collar	BP Energy Company	1,840	61	$85.00-$98.50	Jan 1, 2014 - Dec 31, 2014
	Total Bbls Hedged 2014	25,680	841		
	Average 2014 Swap Price	$ 92.35			
	Weighted Average 2014 Swap Price	$ 92.13			

2015 Hedges

Contract Type	Counterparty	Quantity (BbL/Month)	Quantity (BbL/d)	Strike Price	Term
Collar	BP Energy Company	7,000	233	$80.00 - $92.50	Jan 1, 2015 - Jun 30, 2015

*On December 31, 2013, BP has the right to extend the $96.35 swap to 2014 for the same volume.

Disclosure on Derivative Instruments:

The Company has entered into commodity derivative instruments utilizing price swaps to reduce the effect of price changes on a portion of future oil production. The Company's commodity derivative instruments are measured at fair value and are included in the condensed consolidated balance sheet as derivative assets and liabilities.

All derivative positions are carried at their fair value on the condensed balance sheet and are marked-to-market at the end of each period. Both the unrealized and realized gains and losses resulting from the contract settlement of derivatives are recorded in the gain on derivatives line on the condensed statement of operations.

The Company has a master netting agreement on each of the individual oil contracts and therefore the current asset and liability are netted on the condensed balance sheet and the non-current asset and liability are netted on the condensed balance sheet.

Sell-Side Research Coverage

SYNERGY RESOURCES CORPORATION

Firm	Analyst
Brean Capital	Jeff Connolly
Cannacord Genuity	Ipsit Mohanty
Euro Pacific Equities	Joel Musante, CFA
Global Hunter Securities	Mike Kelly
Johnson Rice & Co.	Welles Fitzpatrick
Iberia Capital Partners	David Beard, CFA
Key Banc	Jack Aydin
Northland Capital Markets	Jared Lewis
SunTrust Robinson Humphrey	Ryan Oatman
Wunderlich Securities	Irene Haas

Please note that any opinions, estimates or forecasts regarding Synergy Resources performance made by these analysts are theirs alone and do not represent opinions, forecasts or predictions of Synergy Resources or its management. Synergy Resources does not by its reference above imply its endorsement of or concurrence with such information, conclusions or recommendations. This list includes analysts currently known by Synergy Resources to follow the company, but may not be complete and may change as firms add or delete coverage. Synergy Resources does not undertake any duty to update this information or any information provided by third parties.